Exhibit 99.1

Warren Resources, Inc. October 8, 2008 Pritchard Capital Investors Conference Pritchard Capital Investors Conference

Disclaimer Cautionary Note to U.S. Investors: This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements. Although Warren believes that the expectations reflected in such forward-looking statements are reasonable, they can give no assurance that such expectations will prove to have been correct. Additionally, in its filings with the SEC, Warren is permitted to disclose only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Warren uses certain terms in this presentation, such as “potential”, “possible” and “recoverable” in relation to reserves, which SEC guidelines strictly prohibit from being included in filings with the SEC. Estimates of “potential”, “possible” and “recoverable” reserves which may potentially be recoverable through additional drilling or recovery techniques are by their nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. Investors are urged to consider closely Warren’s disclosure of its proved reserves, along with certain risk factors and uncertainties inherent in its business set forth in its Form 10K and other filings with the SEC. WRES undertakes no obligation, and expressly disclaims any duty, to publicly update any forward looking statements made herein, whether as a result of new information or future events. ii

Company Profile Pure play E&P company focused in the giant Wilmington Oil Field in California and the Eastern Washakie Basin in Wyoming Large, high-quality resource base with 53 MMBO net proved oil reserves and 1.0 TCF of potential gas reserves Long-lived oil and gas reserves (+20 yrs) Rapidly growing low-risk development drilling program in Wilmington Oil Field in California and large high-quality CBM project in Eastern Washakie Basin in Wyoming 356 Bcfe of Proved Reserves at December 31, 2007 with a PV-10 of $1.05 Billion 44% of PV-10 is proved developed producing reserves 53 MMBO net proved oil reserves booked in Wilmington Units in LA Basin of California in waterflood redevelopment of Ranger and Upper Terminal and horizontal Tar well projects 230,575 gross (129,355 net) acres (less than 10% developed) with approximately 1,650 potential drilling locations including 1,200 CBM wells in Rockies and 450 oil wells in Wilmington 2008 Cap Ex budget of $140 million to drill 209 gross (104 net) new oil and gas wells Strong technical management team with substantial ownership position and proven expertise in water flood, CBM and horizontal drilling operations 3

Warren Resources Operational Overview Net proved reserves with a PV-10 value of $1.05 billion (using $86.21 realized price per Bbl and $5.02 per MCF at 12/31/07), accounts for 10% of net acreage Interests in 483 gross (298 net) producing wells and are the operator or joint-operator in over 90% of these wells Average daily production rate for Q2 08 over 23 MMcfe/d net, a 43% net production increase over Q2 07 As of June 30, 2008 Area Total Net Proved Reserves (Bcfe ) Net Producing Wells Total Drilling Locations Net Undeveloped Acreage Atlantic Rim 33.6 46.5 1,200 96,302 WTU 203.1 99.5 400 606 NWU 115.6 54.0 50 713 Other 4.1 97.6 - 17,739 Total 356.4 297.6 1,650 115,360 4

Proved and Unrisked, Unbooked, Potential Reserves Washakie CBM – Net Proved Reserves 34 Bcfe Unrisked, Unbooked Potential Reserves 1.1 Tcfe Washakie CBM – Unrisked, Unbooked Potential Net Gas Reserves at 1 Bcf per CBM well 750 Bcfe Wilmington – Unrisked, Unbooked Potential Net Oil Reserves at 40% EUR from Waterflood Tar, Ranger UT & UP/Ford 300 Bcfe 90% of Acreage 9% Wilmington – Net Proved Reserves 319.0 Bcfe 1% 5 Washakie Deep Unrisked, Unbooked Potential Net Gas Reserves: TBD

Business Strategy Exploit existing properties through the drillbit – Increase proved reserves by accelerated drilling 1,200 identified Atlantic Rim CBM wells and 450 Wilmington oil wells – Increase production by 50% or more in 2008 and continue to deliver significant organic production growth in 2009 and beyond Pursue selective acquisitions and joint ventures – Leverage technical knowledge and experience in core areas – Increase high-quality CBM, unconventional gas and enhanced oil recovery projects Reduce unit costs through economies of scale and efficient operations – Increase production – Leverage growing infrastructure Fund Cap Ex through internally generated cash flow and our $250MM senior line of credit facility 6

Experienced Operating Team Warren has assembled a top-notch technical team of 10 petroleum engineers with considerable experience in our operating regions including: Name Title Years Operating Experience Regional Focus Area of Expertise Lloyd G. Davies Chief Executive – Warren E&P 45 California & Wyoming Reservoir & Operations Ken Gobble Chief Operating Officer – Warren E&P 20 California & Wyoming Operations Steve Jenkins Manager of Operations – Wyoming 20 Wyoming Senior Reservoir Engineer Bruce Berwager General Manager - California and Senior VP – Warren E&P 28 California General Manager Steve Heiter Operations Manager - California and VP – Warren E&P 35 California Operations 7

Focused Operations - Wilmington Oil Field

The Wilmington Oil Field The Wilmington Field is the third largest oil field in the United States, having produced 3.5 billion barrels of oil (40% 0f OOIP) According to the EIA as of 2002, approximately 300 MMBOE of estimated oil reserves had yet to be recovered in the Wilmington Field by waterflood Approximately 89% or 53 MMBOE of the Company’s proved reserves are located in the Wilmington Field Low risk oil resource play, long life (20 years) reserves and predictable production Wilmington Field Wilmington Field 9

WTU (Warren) Structure is 18 ½ mile long, highly faulted, asymmetrical anticline Wilmington Fault Wilmington Field Geometry NWU (Warren) 10

Wilmington Townlot Unit (WTU) Unitized in 1972 by Exxon Warren holds 98.6% WI, 82.3% NRI 34 MMBO net booked proved reserves at 12/31/2007 Enhanced secondary waterflood recovery ASP potential not yet booked Multiple productive sands in reservoirs (Tar, Ranger, Upper Terminal, UP 237, Ford & basement Schist) Since taking over as WTU Operator in March 2005, Warren has: -- Increased oil production from 375 BOPD to over 3,000 BOPD -- Increased oil reserves from 17.5 MMBO to 34 MMBO -- Obtained zoning permit to redevelop WTU using multi-drilling production cellars with 540 new wells 2008 Capex budget of $50 million to drill or recomplete 35 producing wells and 7 injection wells, and $15 million for cellar construction and facilities improvements 11

WTU Oil Production Since 01/2004 0 1,000 2,000 3,000 06/08 04/2007 04/2006 04/2005 04/2004 BOPD Warren takes over operatorship of WTU Nabors 411 starts work Ensign 518 starts work Historic Production Decline 12

Wilmington Townlot Unit Two WTU drilling cellars constructed and operational Two rows of wells in each cellar (140 wells/cellar) Zoning permit to drill up to 540 wells from cellars Production equipment below ground level Drilling Rig skid-mounted over cellar allows rapid rig moves All fluid production and clean water re-injection occurs at wellheads located within cellars Environmentally sound operations WTU Drilling Cellar 13

PeriScope Geosteering of Hz Wells at WTU Planned Well Path Actual Well Path Forecasted Formation Top 14

Vertical vs. Horizontal Tar Wells Cumulative Oil Production (from Simulation) Simulation Results Per Well •Peak Rates Increase 300-400% •Oil Recovery Improves 400% •Drilling Costs Increase 50% over vertical wells •Fewer wells required Cumulative Oil Production Increased Recovery Cumulative Days on Production Horizontal Wells Vertical Wells 15

Key WTU Projects Underway WTU 10-inch oil sales pipeline (20 MBO/D capacity) to ConocoPhillips Carson refinery became operational in March 2008 to eliminate trucking oil Six Co-Gen, Micro-turbines activated to convert waste gas to net income Installed Automated Well Testers to improve accuracy and reduce costs Make-up water source well being permitted to accelerate waterflood and ASP Construction of Cellars #1 and 2 completed in Q2 08 Evaluating D1-A, DU Tar, Ranger C and other prospective sands for horizontal drilling; evaluate multiple blanket pay zones in UP/Ford Rig contracts negotiated on favorable basis Drilling & completion practices under review for cost and production optimization Resolution of remaining AQMD issues expected in Q4 08 16

North Wilmington Unit Unitized for Water Flood in 1977 by Sunoco Produced 37 MMBO (24% of OOIP) Net proved reserves remaining of 19 MMBO Warren holds 100% W.I. and 84.6% N.R.I. Warren has focused on operational improvements and returning idle wells to production/injection since acquisition Current production is 500 BOPD gross (425 BOPD net) 2008 Capex budget of $25 million to drill 9 horizontal wells, return 3 idle wells to production and upgrade production facilities Commenced water flood horizontal drilling program in Q2 2008 17

ASP Flood Basics WHY USE ASP? WHAT IS ASP? – ASP = Alkaline-Surfactant-Polymer – Alkaline reacts with certain oils to form surfactant in-situ reduces surfactant costs – Surfactant reduces oil/water interfacial tension (IFT) reduces capillary forces that hold oil in pore space – Polymer improves mobility ratio increases sweep efficiency ASP = INCREASED OIL RECOVERY 18

California Operations Summary Quality Assets with huge remaining potential oil-in-place of 550 MMBO Newly proven technologies and high oil prices should enable substantial remaining reserves to be captured economically Construction phase of cellar 1 and 2 completed in Q2 2008 Production volumes have been growing rapidly LOE/BOE (net) of $15/bbl for WTU and NWU combined trending downward to goal of $12/bbl as volumes added and cost reduction projects implemented Current realized oil price of about $81 (approximately 10% below NYMEX) = High margin production ASP chemical flood could potentially add substantial additional reserves and value 19

Washakie Basin – Atlantic Rim CBM Eastern rim of the Washakie Basin, Wyoming comprising 217,615 gross (121,997 net) acres Development of 141,000 gross acres in preferential CBM drilling fairway through a 50/50 joint venture with Anadarko – Managed jointly through operating subcommittee with equal representation Evaluated CBM acreage throughout the Atlantic Rim – High gas content and high permeability – Shallow drilling depths – lower drilling cost – Reserve estimates approximately 1.0 Bcfe per well – Potential 1,800 gross CBM wells Drilled first three pilots - 59 CBM wells currently producing approximately 6.0 MMcf/d gross Drilled additional 55 CBM wells in 2007 and 48 wells are on production (the balance later in 2008). Current field production is about 22.0 Mmcf/d Plan to drill 155 gross (50.7 net) CBM wells in 2008 Capital expenditures of $50 million in 2008 for drilling, pipeline and compression facilities Final Environmental Impact Statement approval was issued in August 2007 Planned gas marketing using firm capacity in 2008 Near prolific Wamsutter, Pinedale and Jonah fields Atlantic Rim Project 20

Atlantic Rim CBM Type Curve Cellar 1 ATLANTIC RIM TYPE WELL PROFILE 1 10 100 1000 10000 0 24 48 72 96 120 144 168 192 216 240 Time (months) Gas Rate (Mcfd) Water Rate (Bpd) 21

Atlantic Rim – Sun Dog Unit Sun Dog Production 0 3,000 6,000 9,000 12,000 15,000 4/1/2002 10/1/2002 4/1/2003 10/1/2003 4/1/2004 10/1/2004 4/1/2005 10/1/2005 4/1/2006 10/1/2006 4/1/2007 10/1/2007 4/1/2008 10/1/2008 Daily Water Production BWPD 0 60,000 120,000 180,000 240,000 300,000 Daily Gas Production (MCF) Daily Water Production (Bbls) 22

Rocky Mountain Pipelines 23

Financial Overview 24

Production Volumes Quarterly Production (Mmcfe) 949 1,085 1,184 1,516 1,753 1,750 2,169 866 888 1,865 - 500 1,000 1,500 2,000 2,500 Qtr 1 2006 Qtr 2 2006 Qtr 3 2006 Qtr 4 2006 Qtr 1 2007 Qtr 2 2007 Qtr 3 2007 Qtr 4 2007 Qtr 1 2008 Qtr 2 2008 25

Revenue Growth Oil and Gas Revenue (Millions) - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 Qtr 1 2007 Qtr 2 2007 Qtr 3 2007 Qtr 4 2007 Qtr 1 2008 Qtr 2 2008 $ 9.5 $ 13.3 $ 16.8 $ 19.7 $ 23.5 $ 34.2 26

Net Income Growth Net Income (Millions) - 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 20.0 Qtr 1 2007 Qtr 2 2007 Qtr 3 2007 Qtr 4 2007 Qtr 1 2008 Qtr 2 2008 $ 0.4 $ 2.7 $ 3.0 $ 4.0 $ 9.4 $ 17.7 27

Proved Reserves Growth Proved Reserves (Bcfe) 349 356 327 310 315 320 325 330 335 340 345 350 355 360 2005 2006 2007 Years 28

Capitalization ($Millions) 29 $ 406.9 $ 472.8 Total capitalization 350.3 379.8 Total stockholders’ equity 347.6 378.5 Common stock and additional paid in capital $2.7 $1.3 Preferred stock Stockholders’ equity: $ 56.6 $ 93.0 56.0 92.7 Long Term Debt and other long-term liabilities 0.6 0.3 Current portion of long-term debt $ 12.8 $ 20.6 Cash and cash equivalents 2007 2008 As of December 31, As of June 30,

2008 2007 Net Production Natural Gas (MMcf) 656.6 249.5 Oil (MBbls) 252.0 211.1 Equivalents (MMcfe) 2,168.8 1,516.3 Revenues: Oil and Gas Sales $ 34.2 $ 13.3 Interest and other income 0.2 0.6 Total Revenues 34.4 13.9 Costs and Operating Expenses: Lease Operating Expense & taxes 6.5 5.2 Depreciation, depletion, & amortization 4.5 2.6 General & Administrative 4.5 3.0 Interest 1.2 0.3 Total Costs and Operating Expenses 16.7 11.1 Deferred income tax expense - - Dividends - 0.1 Net income applicable to common shareholders $ 17.7 $ 2.7 Three months ended 6/30 (in Millions) Historical Financial Performance 30

Defined Growth NWU 11% WTU 40% Atlantic Rim 49% WTU 46% Atlantic Rim 36% NWU 18% Planned 2008 Gross Wells of 209 (104.1 net) 2008 Drilling Budget of $140 Million 31 and Recompleted Wells Total Gross Wells Net Capex Atlantic Rim 155 50.7 $50 WTU 42 41.4 65 NWU 12 12.0 25 TOTAL 209 104.1 $140 Planned 2008 Producing, Injector OIL GAS MMBO BCFE MID-RANGE OF 2008 GUIDANCE 1.1 3.1 2007 PRODUCTION 0.8 1.3 PROJECTED GROWTH % +38% +138% 2008 Net Production Guidance

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